ADAMS
NATURAL RESOURCES
FUND

FIRST QUARTER REPORT
MARCH 31, 2020
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Letter to Shareholders

Dear Fellow Shareholders,
No one knew what would finally end the longest bull market for stocks in history. After all, the bull market that began on March 9, 2009 endured the European debt crisis, China’s slowing growth, fears over Brexit, and a contentious trade war. In the end, it took a global pandemic to bring the bull down. Governments shuttered large parts of the economy in an effort to control the spread of the coronavirus (COVID-19), creating a massive economic shock to the U.S. and the world. The uncertainty of what was ahead caused the S&P 500 to fall over 20% in just 22 days from its peak on February 19th. This was the fastest change from an all-time high to a bear market in history. After the market fell an additional 10%, stocks did
The Energy sector was particularly challenged due to the significant decline in oil prices in the quarter.

manage to rally off their lows toward the end of the March, but the market experienced some of the most volatile trading since the 1930’s. The S&P 500 ended the quarter down 19.6%, its worst quarter since 1987.
During the first quarter, travel bans were put in place; schools and non-essential businesses, including restaurants and malls were closed; entire countries went on lockdown; and social distancing became the new normal in an effort to slow the spread of COVID-19. The economic impact of the shutdown will be massive. The U.S. went from a record-low unemployment level of 3.5% to record-high jobless claims in a matter of weeks as millions of businesses announced layoffs and furloughs amid the shutdown.
The Federal Reserve took aggressive action by reducing interest rates to nearly zero and purchasing large quantities of government debt to provide liquidity to the market. In addition, the U.S. government passed a $2.2 trillion rescue package, the largest economic stimulus package ever.
The Energy sector was particularly challenged due to the significant decline in oil prices. The price of WTI crude oil began the year at $61 a barrel and ended the first quarter at $20, an 18-year low. As oil fell 66.5% the Energy sector followed, declining 50.5%. Our Fund declined 45.5% for the quarter, less than the overall Energy sector due to our diversification and investments in the Materials sector.

Letter to Shareholders (continued)

At the start of the year, the stock market seemed to shrug off the impact of COVID-19 on the Chinese economy. But the price of oil did not. Oil fell into bear market territory (a decline of 20.0% from a recent peak) in early February as concerns grew that the spread of COVID-19 could hurt the global economy by reducing demand in an already well-supplied market. Prices fell even further in March when Saudi Arabia and Russia did not reach an agreement on sustaining production cuts, threatening to flood even more oil onto the market.
The simultaneous supply and demand shocks to the oil market caused all industry groups within Energy to decline. Our Equipment & Services investments were the strongest relative performers, while our Exploration & Production (E&P) investments were the most challenged. During the quarter, we made adjustments to our holdings to take a more defensive posture by focusing on the strongest companies with solid balance sheets and positioned to be long-term winners in the sector.
Services companies are adversely impacted by reductions in capital expenditures by E&P companies. As a result, our Equipment & Services group declined 65.7%. The Fund benefited from our decision to reduce exposure to this group relative to its benchmark. During the quarter, we reduced our positions in Halliburton, National Oilwell Varco, and Schlumberger.
E&P’s were also hit hard by the drop in oil prices. Our investments in E&P’s were down 59.0% in the quarter. In response to the fall in oil prices, many companies announced plans to meaningfully cut capital spending and reduce drilling. Within this group, we are focused primarily on those companies with strong balance sheets and a low-cost asset base, including Pioneer Natural Resources, Concho Resources, and Diamondback Energy.
Our Integrated companies fared slightly better, declining 42.3% in the quarter. We continue to favor ConocoPhillips and Chevron, both are well managed with low cash flow breakeven oil prices. They have also shown better-than-average capital discipline. We added to our Exxon position during the quarter. Exxon had been reluctant to lower capital spending, but due to the current environment, it is now committed to reducing spending going forward. We saw the recent sell-off as an opportunity to increase our holdings in the name given Exxon’s strong balance sheet and solid dividend yield.

Letter to Shareholders (continued)

After strong outperformance in 2019, the Fund's Materials sector declined 27.3%, compared to a 26.1% decline in its benchmark. The sector was hurt by lower commodity prices, a general industry slowdown, and the COVID-19 shutdown in China. This led many companies to miss earnings expectations and lower 2020 outlooks.
Our largest overweight, Linde plc, outperformed the sector during the quarter. Linde is the world's largest industrial gas company. It is beginning to realize the synergies from its merger with Praxair. In addition, we believe its strong growth trends and pricing power should lead to stable earnings growth. We recently added to our position in FMC, a high-quality agricultural chemical company with a differentiated business model. We like its focus on specialty products, such as insecticides, and its geographical diversification.
For the three months ended March 31, 2020, the total return on the Fund’s net asset value (“NAV”) per share (with dividends and capital gains reinvested) was -45.5%. This compares to total returns of -45.6% for the Fund's benchmark, comprised of the S&P 500 Energy Sector (80% weight) and the S&P 500 Materials Sector (20% weight), and -35.7% for Lipper Global Natural Resources Funds Average over the same time period. The total return on the market price of the Fund’s shares for the period was -49.2%.
For the twelve months ended March 31, 2020, the Fund’s total return on NAV was -45.9%. Comparable returns for the Fund's benchmark and Lipper Global Natural Resources Funds Average were -45.3% and -33.3%, respectively. The Fund’s total return on market price was -46.9%.
During the quarter, the Fund paid distributions to shareholders of approximately $3.0 million, or $.10 per share, consisting of $.03 net investment income and $.03 long-term capital gain realized in 2019, and $.04 net investment income realized in 2020. On April 9, 2020, an additional net investment income distribution of  $.10 per share was declared for payment on June 1, 2020. These constitute the first two payments toward our annual 6% minimum distribution rate commitment. Additionally, the Fund repurchased 97,342 shares of its Common Stock during the past three months. The shares were repurchased at an average price of $7.56 and a weighted average discount to NAV of 17.3%.

Letter to Shareholders (continued)

This has been the hardest letter I have had to write since joining Adams Funds. It is an uncertain time in our country as we face a global pandemic, interest rates at near zero, an oil-price war, and a U.S. presidential election, which have never occurred at the same time. We are focused on what we can control, which is to execute our disciplined investment process with a steady, thoughtful hand. We are grateful for your trust in us during these challenging times and do not take it for granted.
By order of the Board of Directors,
Mark E. Stoeckle
Chief Executive Officer
April 9, 2020

Disclaimers
This report contains “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect the Fund’s actual results are the performance of the portfolio of stocks held by the Fund, the conditions in the U.S. and international financial markets, the price at which shares of the Fund will trade in the public markets, and other factors discussed in the Fund’s periodic filings with the Securities and Exchange Commission.
This report is transmitted to the shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in the report. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if sold, may be worth more or less than their original cost. Past performance is no guarantee of future investment results.

Summary Financial Information

(unaudited)
	2020	2019
At March 31:
Net asset value per share	$10.16	$20.15
Market price per share	$8.29	$16.77
Shares outstanding	29,777,752	29,534,199
Total net assets	$302,548,695	$595,056,145
Average net assets	$449,935,956	$569,278,759
Unrealized appreciation on investments	$(204,289,641)	$93,235,590

For the three months ended March 31:
Net investment income	$3,587,863	$2,838,364
Net realized gain (loss)	$(2,023,030)	$(1,614,082)
Cost of shares repurchased	$736,071	$–
Shares repurchased	97,342	–
Total return (based on market price)	-49.2%	15.8%
Total return (based on net asset value)	-45.5%	14.5%

Key ratios:
Expenses to average net assets*	1.33%	0.93%
Net investment income to average net assets*	3.19%	2.24%
Portfolio turnover*	47.8%	10.6%
Net cash & short-term investments to net assets	1.4%	0.8%
*
Annualized

Ten Largest Equity Portfolio Holdings

March 31, 2020
(unaudited)
	Market Value	Percent of Net Assets
Exxon Mobil Corporation	$60,221,559	19.9%
Chevron Corporation	55,518,852	18.4
Linde plc	17,836,300	5.9
ConocoPhillips	16,163,840	5.3
Kinder Morgan, Inc.	10,161,600	3.4
Phillips 66	8,732,879	2.9
EOG Resources, Inc.	8,146,656	2.7
Sherwin-Williams Company	8,041,600	2.6
Valero Energy Corporation	6,686,064	2.2
Schlumberger Limited	6,492,737	2.1
	$198,002,087	65.4%

Schedule of Investments

March 31, 2020
(unaudited)
	Shares	Value (a)
Common Stocks — 98.6%
Energy — 72.0%
Equipment & Services — 4.4%
Baker Hughes Company	207,000	$2,173,500
Halliburton Company	314,670	2,155,490
Helmerich & Payne, Inc.	29,500	461,675
National Oilwell Varco, Inc.	125,000	1,228,750
Schlumberger Limited	481,300	6,492,737
TechnipFMC plc	130,900	882,266
		13,394,418
Exploration & Production — 15.5%
Apache Corporation	128,700	537,966
Cabot Oil & Gas Corporation	113,400	1,949,346
Concho Resources Inc.	84,640	3,626,824
ConocoPhillips	524,800	16,163,840
Devon Energy Corporation	128,100	885,171
Diamondback Energy, Inc.	71,300	1,868,060
EOG Resources, Inc.	226,800	8,146,656
Hess Corporation	92,900	3,093,570
Marathon Oil Corporation	265,200	872,508
Noble Energy, Inc.	156,700	946,468
Occidental Petroleum Corporation	347,051	4,018,851
Pioneer Natural Resources Company	68,000	4,770,200
Whiting Petroleum Corporation (b)	50,675	33,972
		46,913,432
Integrated Oil & Gas — 38.3%
Chevron Corporation	766,200	55,518,852
Exxon Mobil Corporation	1,586,030	60,221,559
		115,740,411
Refining & Marketing — 7.3%
HollyFrontier Corporation	53,600	1,313,736
Marathon Petroleum Corporation	231,185	5,460,589
Phillips 66	162,775	8,732,879
Valero Energy Corporation	147,400	6,686,064
		22,193,268
Storage & Transportation — 6.5%
Kinder Morgan, Inc.	730,000	10,161,600
ONEOK, Inc.	167,300	3,648,813
Williams Companies, Inc.	410,100	5,802,915
		19,613,328

Schedule of Investments (continued)

March 31, 2020
(unaudited)
	Shares	Value (a)
Materials — 26.6%
Chemicals — 16.5%
Air Products and Chemicals, Inc.	24,000	$4,790,640
Albemarle Corporation	11,200	631,344
Celanese Corporation	11,900	873,341
CF Industries Holdings, Inc.	20,500	557,600
Corteva Inc.	76,945	1,808,208
Dow, Inc.	74,645	2,182,620
DuPont de Nemours, Inc.	115,645	3,943,494
Eastman Chemical Company	16,300	759,254
Ecolab Inc.	31,500	4,908,645
FMC Corporation	36,000	2,940,840
International Flavors & Fragrances Inc.	10,400	1,061,632
Linde plc	103,100	17,836,300
LyondellBasell Industries N.V.	85,600	4,248,328
Materials Select Sector SPDR Fund	20,500	923,320
Mosaic Company	38,701	418,745
PPG Industries, Inc.	23,800	1,989,680
		49,873,991
Construction Materials — 3.8%
Martin Marietta Materials, Inc.	6,000	1,135,380
Sherwin-Williams Company	17,500	8,041,600
Vulcan Materials Company	20,800	2,247,856
		11,424,836
Containers & Packaging — 2.9%
Amcor plc	154,700	1,256,164
Avery Dennison Corporation	10,700	1,090,009
Ball Corporation	31,900	2,062,654
International Paper Company	40,700	1,266,991
Packaging Corporation of America	22,700	1,971,041
Sealed Air Corporation	16,400	405,244
WestRock Company	27,500	777,150
		8,829,253
Metals & Mining — 3.4%
Freeport-McMoRan, Inc.	383,200	2,586,600
Newmont Corporation	114,500	5,184,560
Nucor Corporation	72,700	2,618,654
		10,389,814

Schedule of Investments (continued)

March 31, 2020
(unaudited)
	Shares	Value (a)
Total Common Stocks
(Cost $502,626,522)		$298,372,751
Short-Term Investments — 1.3%
Money Market Funds — 1.3%
Northern Institutional Treasury Portfolio, 0.45% (c)
(Cost $3,896,095)	3,896,095	3,896,095
Total — 99.9% of Net Assets
(Cost $506,522,617)		302,268,846
Other Assets Less Liabilities — 0.1%		279,849
Net Assets — 100.0%		$302,548,695

Total Return Swap Agreements — 0.0%
Description					Value and Unrealized Appreciation (Assets)	Value and Unrealized Depreciation (Liabilities)
Terms	Contract Type	Underlying Security	Termination Date	Notional Amount
Receive total return on underlying security and pay financing amount based on notional amount and daily U.S. Federal Funds rate plus 0.55%.	Long	Exxon Mobil Corporation (39,200 shares)	4/27/2021	$1,238,622	$249,638	$—
Pay total return on underlying security and pay financing amount based on notional amount and daily U.S. Federal Funds rate less 1.30%.	Short	Energy Select Sector SPDR Fund (52,600 shares)	4/27/2021	(1,243,269)	—	(285,508)

Gross unrealized gain (loss) on open total return swap agreements					$249,638	$(285,508)
Net unrealized loss on open total return swap agreements (d)						$(35,870)
(a)
Common stocks are listed on the New York Stock Exchange or NASDAQ and are valued at the last reported sale price on the day of valuation.

(b)
Presently non-dividend paying.

(c)
Rate presented is as of period-end and represents the annualized yield earned over the previous seven days.

(d)
Counterparty for all open swap agreements is Morgan Stanley.

Information regarding transactions in equity securities during the quarter can be found on our website at: www.adamsfunds.com.

Adams Natural Resources Fund, Inc.

Board of Directors
Enrique R. Arzac (2), (3)	Roger W. Gale (1), (2), (4)	Craig R. Smith (3), (4)
Kenneth J. Dale (1), (3), (4)	Lauriann C. Kloppenburg (2), (3)	Mark E. Stoeckle (1)
Frederic A. Escherich (1), (2), (4)	Kathleen T. McGahran (1), (5)
(1)
Member of Executive Committee

(2)
Member of Audit Committee

(3)
Member of Compensation Committee

(4)
Member of Nominating and Governance Committee

(5)
Chair of the Board

Officers
Mark E. Stoeckle	Chief Executive Officer
James P. Haynie, CFA	President
Brian S. Hook, CFA, CPA	Vice President, Chief Financial Officer and Treasurer
Janis F. Kerns	General Counsel, Secretary and Chief Compliance Officer
Gregory W. Buckley	Vice President—Research
Michael A. Kijesky, CFA	Vice President—Research
Michael E. Rega, CFA	Vice President—Research
Jeffrey R. Schollaert, CFA	Vice President—Research
Christine M. Sloan, CPA	Assistant Treasurer and Director of Human Resources

500 East Pratt Street, Suite 1300, Baltimore, MD 21202
410.752.5900   800.638.2479
Website: www.adamsfunds.com
Email: investorrelations@adamsfunds.com
Tickers: PEO (NYSE), XPEOX (NASDAQ)
Counsel: Norton Rose Fulbright US LLP
Independent Registered Public Accounting Firm: PricewaterhouseCoopers LLP
Custodian of Securities: The Northern Trust Company
Transfer Agent & Registrar: American Stock Transfer & Trust Company, LLC
Stockholder Relations Department
6201 15th Avenue
Brooklyn, NY 11219
(866) 723-8330
Website: www.astfinancial.com
Email: info@astfinancial.com